UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2004

                             AmeriFirst Fund I, LLC
             (Exact name of registrant as specified in its charter)

           Florida                     333-98651*                16-1628-844
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

 1712-H Osborne Rd.  St. Marys, Georgia                               31558
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (912) 673-9100

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*     Registration Statement on Form S-1 was declared effective by the
      Securities and Exchange Commission on May 14, 2003, as amended by Post-Effective Amendment No. 2 declared effective on October 17, 2003.

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Item 7. Financial Statements and Exhibits.

      None.

Item 8. Change in Fiscal Year

      On February 9, 2004, AmeriFirst Financial Services, Inc., manager of AmeriFirst Fund I, LLC (the "Registrant") and members of the Registrant determined, by unanimous written consent of its board of directors and members, respectively, to change the fiscal year end of the Registrant from September 30 to December 31. The Registrant will file with the Securities and Exchange Commission a quarterly report on Form 10-QSB covering such transition period. The Registrant will file quarterly reports on Form 10-QSB for the quarters ending March 31st, June 30th and September 30th of each year and an Annual Report on Form 10-KSB for the year ending December 31, 2004, which will contain audited financial statements for such year, as well as, for the three-month period ended December 31, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2004                AmeriFirst Fund I, LLC

                                        By: AmeriFirst Financial Services, Inc.,
                                            Manager


                                        By:   /s/ John Tooke
                                           -----------------------------------
                                              John Tooke
                                              Chief Executive Officer